SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:            June 25, 1998

ADVANTA Home Equity Loan Trust 1997-4

New York                      333-37107                    "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                    Other Events

Information relating to the distributions to Certificate holders for the May, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1997-4
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of December 1, 1997 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                    Financial Statements, Exhibits

           Exhibit No.                     Exhibit

                        1. Monthly Report for the May, 1998 Monthly Period
                           relating to the Home Equity Loan Pass-Through Certificates Series 1997-4, Class A issued by the ADVANTA Home Equity Loan Trust 1997-4.


                                           EXHIBIT INDEX

Exhibit

    1.     Monthly Report for the May, 1998 Monthly
           Period relating to the Home Equity Loan Pass-Through
           Certificates, Series 1997-4, Class A issued by the
           ADVANTA Home Equity Loan Trust 1997-4.





                                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1997-4

BY:        ADVANTA Mortgage Corp., USA




BY:        /s/ William P. Garland
           William P. Garland
           Senior Vice President
           Loan Service Administration



June 30, 1998

                                           EXHIBIT 1


           ADVANTA Mortgage Loan Trust 1997-4

                      Statement to Certificateholders

           Original        Prior
           Face            Principal
Class      Value           Balance         Interest        Principal      Total
A-1            146,039,000.    119,327,988.           575,6      8,361,966        8,937,568.49
A-2              91,159,000      91,159,000           496,0                          496,056.89
A-3              33,579,000      33,579,000           183,2                          183,285.37
A-4              59,837,000      59,837,000           332,0                          332,095.35
A-5              15,601,000      15,601,000            87,3                           87,365.60
A-6              41,285,000      41,285,000           244,2                          244,269.58
A-7              50,000,000      50,000,000           276,2                          276,250.00
A-8              98,000,000      86,654,740           420,1      3,273,881        3,694,044.54
A-9            302,000,000.    283,091,233.        1,389,13      5,456,469        6,845,607.61
A-IO                                                  208,3                          208,333.33
B-1              15,000,000      15,000,000            94,2                           94,250.00
M-1              17,500,000      17,500,000           102,6                          102,666.67
M-2              30,000,000      30,000,000           181,0                          181,000.00
R                                                                                                 -

Totals         900,000,000.    843,034,962.        4,590,47    17,092,317.      21,682,793.43

                                           Current         Pass-Through
           Realized        Deferred        Principal       Rates
Class      Losses          Interest        Balance         Current        Next
A-1                                            110,966,022.      5.788440%       5.796250%
A-2                                              91,159,000      6.530000%       6.530000%
A-3                                              33,579,000      6.550000%       6.550000%
A-4                                              59,837,000      6.660000%       6.660000%
A-5                                              15,601,000      6.720000%       6.720000%
A-6                                              41,285,000      7.100000%       7.100000%
A-7                                              50,000,000      6.630000%       6.630000%
A-8                                              83,380,858      5.818440%       5.826250%
A-9                                            277,634,764.      5.888440%       5.896250%
A-IO                                                             5.000000%       5.000000%
B-1                                              15,000,000      7.540000%       7.540000%
M-1                                              17,500,000      7.040000%       7.040000%
M-2                                              30,000,000      7.240000%       7.240000%
R                                                                0.000000%       0.000000%

Totals                                         825,942,645.26

                           Prior                                                          Current
                           Principal                                                      Principal
Class      CUSIP           Balance         Interest        Principal      Total           Balance
A-1           00755WEC6          817.096726        3.941429      57.258445       61.199874     759.838281
A-2           00755WED4                1000        5.441667              0        5.441667           1000
A-3           00755WEE2                1000        5.458333              0        5.458333           1000
A-4           00755WEF9                1000            5.55              0            5.55           1000
A-5           00755WEG7                1000             5.6              0             5.6           1000
A-6           00755WEH5                1000        5.916667              0        5.916667           1000
A-7           00755WEJ1                1000           5.525              0           5.525           1000
A-8           00755WEL6          884.232042        4.287376      33.406956       37.694332     850.825086
A-9           00755WEM4          937.388191        4.599795       18.06778       22.667575     919.320411
A-IO          00755WEK8                1000        4.166667              0        4.166667              0
B-1           00755WEQ5                1000        6.283333              0        6.283333           1000
M-1           00755WEN2                1000        5.866667              0        5.866667           1000
M-2           00755WEP7                1000        6.033333              0        6.033333           1000
R             AM9704114                   0               0              0               0              0

Delinquent Loan Information:
                                                           90+ Days       Loans           Loans
                           30-59           60-89           excldg f/c,REO in              in
                           Days            Days            & Bkrptcy      REO             Foreclosure
Group 1    Principal Balanc      11,865,953        4,007,82      1,421,431                      7,653,110
           % of Pool Balanc        2.51026%        0.84786%       0.30071%        0.00000%       1.61903%
           Number of Loans              235              66             29               0            110
           % of Loans              2.87638%        0.80783%       0.35496%        0.00000%       1.34639%
Group 2    Principal Balanc        9,220,03        3,973,25      1,544,322                      8,725,545
           % of Pool Balanc        2.50095%        1.07775%       0.41890%        0.00000%       2.36682%
           Number of Loans              112              41             20               0            102
           % of Loans              2.63778%        0.96561%       0.47103%        0.00000%       2.40226%

                                           Loans in Bankrup       Group 1         1,649,065.75
                                                                  Group 2         1,685,885.86
                                                                                  3,334,951.61

General Mortgage Loan Information:
                                                               Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                     479,785,276.    376,084,811.   855,870,088.
Principal Reduction                                              7,086,832        7,423,26    14,510,098.
Ending Aggregate Mortgage Loan Balance                        472,698,443.    368,661,546.   841,359,989.

Beginning Aggregate Mortgage Loan Count                               8294            4328          12622
Ending Aggregate Mortgage Loan Count                                  8170            4246          12416

Current Weighted Average Coupon Rate                            10.627650%      10.570002%     10.602318%
Next Weighted Average Coupon Rate                               10.619579%      10.567127%     10.596596%

Mortgage Loan Principal Reduction Information:
                                                               Group I        Group II         Total
Scheduled Principal                                                 693,28           278,5         971,82
Curtailments
Prepayments                                                      6,393,550        7,144,72    13,538,273.
Repurchases/Substitutions
Liquidation Proceeds
Other Principal

Less: Realized Losses
Less: Delinquent Principal not Advanced by Servicer

Total Principal Reduction                                        7,086,832        7,423,26    14,510,098.

Servicer Information:
                                                               Group I        Group II         Total
Accrued Servicing Fee for the Current Period                        157,36           123,1         280,46
Less: Amounts to Cover Interest Shortfalls                             3,9              1,            4,9
Less: Delinquent Service Fees                                         42,5            33,6           76,1
Collected Servicing Fees for Current Period:                        110,88            88,4         199,32

Advanced Principal                                                    94,2            14,3         108,56
Advanced Interest                                                   924,66           711,7      1,636,396

                           Other           Subordination
           Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
           Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class      Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                6,393,55                        1,275,13
A-2
A-3
A-4
A-5
A-6
A-7
A-8                1,750,54                           320,2
A-9                5,394,17                           986,8
A-IO
B-1
M-1
M-2
R

Total            13,538,273                        2,582,21

                                                Prior                         Current         Target
                Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
            Trigger Event    Enhancement     Teralization     Principal     Teralization   Teralization
               Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I           No             14.866015%        6,496,28      1,275,133        7,771,42    12,500,144.
Group II         N/A             N/A               6,338,83      1,307,085        7,645,92    15,000,257.

Total                                            12,835,125      2,582,219      15,417,344    27,500,402.

MISCELLANEOUS INFORMATION:
Class A-IO Notional Balance                                    50,000,000.00

Group II Insured Payment Included in amounts Distributed to                      -



TOTAL AVAILABLE FUNDS:
           Current Interest Collected:                           5,849,297.69

           Principal Collected:                                14,401,537.49

           Insurance Proceeds Received:                                          -

           Net Liquidation Proceeds:                                             -

           Delinquency Advances on Mortgage Interest:            1,636,396.39

           Delinquency Advances on Mortgage Principal               108,560.72

           Substitution Amounts:                                                 -

           Trust Termination Proceeds:                                           -

           Investment Earnings on Certificate Account:                18,836.27

           Capitalized Interest Requirement:                                     -

           Pre-Funding Account:                                                  -

           Sum of the Above Amounts:                                            22,014,628.56

LESS:

           Servicing Fees (including PPIS):                         280,467.46

           Dealer Reserve:                                                       -

           Trustee Fees:                                               6,240.72

           Insurance Premiums:                                        45,126.95

           Reimbursement of Delinquency Advances:                                -

           Reimbursements of Servicing Advances:                                 -

           Total Reductions to Available Funds Amount:                               331,835.13

           Total Available Funds:                                                             21,682,793.